UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported): September 30, 2019

                         MASCOTA RESOURCES CORPORATION
                   (Exact name of registrant as specified in its charter)

       Nevada                                                  36-4752858
--------------------------       ------------------         -------------------
(State or other jurisdiction    (Commission File No.)         (IRS Employer
      of incorporation)                                     Identification No.)

                            7976 East Phillips Circle
                            Centennial, CO 80112-3231
                       ----------------------------------
          (Address of principal executive offices, including Zip Code)

Registrant's  telephone  number,  including area code: (303) 961-7690

                                       N/A
                        ---------------------------------
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Securities registered pursuant to Section 12(b) of the Act:

                                                        Name of Each Exchange
  Title of Each Class        Trading Symbol(s)           on Which Registered
  -------------------        -----------------          ---------------------
        None                        N/A                          N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.01   Completion of Acquisition or Disposition of Assets.

     On September 30, 2019 the Company acquired a majority of the outstanding shares of Advanced Interactive Gaming, Inc. ("AIG") The Company will issue 6,475,000 (post-split) shares of its common stock in exchange for all of AIG's outstanding shares.

     AIG was founded in 2016 to provide financing for independent video game developers. AIG finances the development of video games to be released on various popular gaming platforms in exchange for a royalty stream on the games. To date AIG has financed several games including Carmageddon Max Damage, Carmageddon Crashers, Interplanetary: Enhanced Edition, Catch & Release and Worbital. These games are distributed world-wide on various gaming platforms including Sony PlayStation, Xbox, Steam and Oculus. In addition to providing financing, AIG offers expertise in the development, publishing and marketing of video games and is actively involved in the early stages of VR/AR game development.

Item 3.02.  Unregistered Sales of Equity Securities.

     The Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933 with respect to the issuance of the securities described in Item 2.01 of this report. The persons who acquired these securities were sophisticated investors and were provided full information regarding the Company. There was no general solicitation in connection with the offer or sale of these securities. The persons who acquired these securities acquired them for their own accounts. The certificates representing these securities will bear a restricted legend providing that they cannot be sold except pursuant to an effective registration statement or an exemption from registration.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 4, 2019              MASCOTA RESOURCES CORPORATION



                                    By:  /s/ Jerry Lewis
                                         -------------------------------------
                                         Jerry Lewis, Director